Contingencies	12 Months Ended
Dec. 31, 2013
Contingencies [Abstract]
Contingencies
13.
Contingencies
LITIGATION
In the normal course of business, the Company is named as defendant in various legal proceedings in which claims are asserted against the Company. We record accruals for loss contingencies based on the circumstances of each claim, when it is probable that a loss has been incurred as of the balance sheet date and can be reasonably estimated. Although the outcome of litigation cannot be predicted with certainty, we believe the ultimate resolution of these legal proceedings will not have a material effect on our business or financial condition.
In France, during the second quarter of 2013, a number of clients asserted claims against us, requesting refunds for various payroll tax subsidies that we have received dating back to 2003 related to our French temporary associates. While we receive claims in the normal course of business, there was a significant increase in claims made during the second quarter due to an impending change in the French statute of limitations that reduced the claims period from 10 to 5 years for claims filed after June 2013. We did not receive any claims in the remainder of 2013. We believe the claims against us are without merit as a matter of French law. Payroll tax subsidies have historically been for the benefit of the direct employer of the temporary associates. As such, our pricing practices implicitly consider all direct costs of employing our temporary associates, and factor in the benefit provided by these payroll tax subsidies. The French Supreme Court has been asked to confirm that, as a matter of law, the benefit of the payroll tax subsidies belongs to the direct employer, with a ruling expected during 2014. We believe the likelihood of any loss to be remote and do not expect the resolution of these claims to have a material impact on our consolidated financial statements or the results of our France and Southern Europe segments.
In June 2012, we recorded legal costs of $10.0 in the United States for various legal matters, the majority of which was related to our entry into a settlement agreement in connection with a purported class action lawsuit involving allegations regarding our vacation pay policies in Illinois. Under the settlement agreement, we agreed to pay $8.0 plus certain related taxes and administrative fees. We maintain that our vacation pay policies were appropriate and we admit no liability or wrongdoing, but we believe that settlement is in our best interest to avoid the costs and disruption of ongoing litigation.
GUARANTEES
We have entered into certain guarantee contracts and stand-by letters of credit that total $156.5 ($118.2 for guarantees and $38.3 for stand-by letters of credit) as of December 31, 2013. The guarantees primarily relate to operating leases and indebtedness. The stand-by letters of credit relate to insurance requirements and debt facilities. If certain conditions were met under these arrangements, we would be required to satisfy our obligation in cash. Due to the nature of these arrangements and our historical experience, we do not expect to make any significant payments under these arrangements.